Exhibit 99.2

February 27, 2025 Natera, Inc. Q4’2024 Earnings Presentation Confidential draft

Safe harbor statement

This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding our market opportunity, our anticipated products and launch schedules, our reimbursement coverage and our product costs, our commercial and strategic partnerships and potential acquisitions, our user experience, our clinical trials and studies, our strategies, our goals and general business and market conditions, are forward-looking statements.

These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving our financial projections and goals; we may be unable to further increase the use and adoption of our products through our direct sales efforts or through our laboratory partners; we have incurred net losses since our inception and we anticipate that we will continue to incur net losses for the foreseeable future; our quarterly results may fluctuate from period to period; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate; we may be unable to compete successfully with existing or future products or services offered by our competitors; we may engage in acquisitions, dispositions or other strategic transactions that may not achieve our anticipated benefits and could otherwise disrupt our business, cause dilution to our stockholders or reduce our financial resources; our products may not perform as expected; the results of our clinical studies may not support the use and reimbursement of our tests, particularly for microdeletions screening, and may not be able to be replicated in later studies required for regulatory approvals or clearances; if either of our primary CLIA-certified laboratories becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand, obtain or maintain third-party payer coverage and reimbursement for our tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors; we could incur substantial costs and delays complying with governmental regulations, including recently enacted FDA regulations regarding LDTs; litigation and other regulatory or governmental proceedings, related to our intellectual property or the commercialization of our tests, are costly, time- consuming, could result in our obligation to pay material judgments or incur material settlement costs, and could limit our ability to commercialize our tests; and any inability to effectively protect our proprietary technology could harm our competitive position or our brand. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our periodic reports on Forms 10-K and 10-Q and in other filings we make with the SEC from time to time. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and our actual results could differ materially and adversely from those anticipated or implied. As a result, you should not place undue reliance on our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc., 13011 McCallen Pass, Building A Suite 100, Austin, TX 78753. Our telephone number is (650) 980-9190.

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Not for reproduction or further distribution.

• Revenue of $476M in Q4 2024 vs $311M in Q4 2023; year - over - year growth of 53%. • 793K total tests processed in Q4 2024 vs 627K in Q4 2023; year - over - year growth of 26%. • 151K oncology tests in Q4 2024 vs 98K in Q4 2023; year - over - year growth of 55%. • Gross margin 1 of 63% in Q4 2024 vs 51% in Q4 2023; g enerated ~$46M in cash inflow 2 in Q4 2024. • Establishing 2025 financial outlook : revenue of $1.87B – $1.95B (pro - forma revenue growth of 24%); gross margin of 60% – 64%; and positive cash flow generation 2 . • Clinical readouts in oncology, kidney/heart transplantation, and fetal RhD NIPT. • NCCN strengthened guidance on ctDNA. • Medicare coverage of Signatera for lung cancer patients in surveillance. 3 Q4 2024 highlights and recent business updates 1. Non - GAAP gross margin percentage is computed as follows: GAAP revenues minus GAAP cost of product revenues and licensing and ot her revenues divided by GAAP revenues. 2. Non - GAAP cash inflow / outflow are calculated based on GAAP Statement of Cash Flows amounts including net cash from operating ac tivities, net cash from investing activities excluding amounts related to short - term investments, and net cash from financing ac tivities excluding proceeds from public offerings. In addition, non - GAAP cash inflow / outflow for the quarters ended March 31, 2022, December 31, 2022 and March 31, 2023 include additional adjustments. Please refer to our website at www.investor.natera.com/financials for a reconciliation of non - GAAP cash inflow / outflow to the most directly comparable GAAP financial measure. Management uses non - GAAP cash flow as an indicator of the Compan y’s operational cash generating capabilities. Not for reproduction or further distribution.

295K 439K 560K 627K 793K K 100K 200K 300K 400K 500K 600K 700K 800K 900K 4Q20 4Q21 4Q22 4Q23 4Q24 Volumes continue to ramp: Q4 growth of 26% Core Volume Drivers • Record quarter for flagship Panorama TM , Prospera TM and Signatera • New features and data in women’s h ealth • New data and guidelines driving organ health • Signatera continues to ramp 4 26% Not for reproduction or further distribution.

52K 61K 72K 81K 91K 106K 118K 130K 145K 40K 60K 80K 100K 120K 140K 160K 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 5 Signatera clinical units jump up ~15K units in Q4 Signatera clinical tests processed ~ 15K Not for reproduction or further distribution.

$112M $173M $217M $311M $476M $M $50M $100M $150M $200M $250M $300M $350M $400M $450M $500M 4Q'20 4Q'21 4Q'22 4Q'23 4Q'24 6 Total revenues jump 53% from Q4’23 Total revenues: YoY Q4 trend 53% Total revenues: last 6 quarters Not for reproduction or further distribution. $268M $311M $368M $413M $440M $476M $200M $250M $300M $350M $400M $450M $500M Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24

39% 45% 45% 51% 57% 59% 62% 63% 35% 40% 45% 50% 55% 60% 65% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 7 ASPs and COGS execution ahead of plan • Underlying gross margins (excluding true ups) increased ~70 bps in Q4 2024 over Q3 2024 • Continued sequential step up in ASPs • Cash collection exceeding expectations, driving true - ups • Continued momentum in COGS projects Gross margins quarterly trend ~ 2 % true up benefit ~4% true up benefit ~4% true up benefit ~3% true up benefit ~3% true up benefit Not for reproduction or further distribution.

Generated roughly $46M of cash flow in Q4

- **Executing the strategy:** cash flow improvement driven by continued revenue growth, improving gross margins, and stable operating expenses
- Significant cash flow generation in Q4 demonstrates continuing operating leverage in the business

Trend for quarterly cash outflow/cash inflow[1]
($ in millions)



1Q22
($162)
2Q22
($110)
3Q22
($113)
4Q22
($88)
1Q23
($86)
2Q23
($78)
3Q23
($38)
4Q23
($61)
$3
1Q24
$3
2Q24
$35
3Q24
$46
4Q24

1. Non-GAAP cash inflow / outflow are calculated based on GAAP Statement of Cash Flows amounts including net cash from operating activities, net cash from investing activities excluding amounts related to short-term investments, and net cash from financing activities excluding proceeds from public offerings. In addition, non-GAAP cash inflow / outflow for the quarters ended March 31, 2022, December 31, 2022 and March 31, 2023 include additional adjustments. Please refer to our website at www.investor.natera.com/financials for a reconciliation of non-GAAP cash inflow / outflow to the most directly comparable GAAP financial measure. Management uses non-GAAP cash flow as an indicator of the Company's operational cash generating capabilities.

Not for reproduction or further distribution.

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Additional coverage for expanded carrier screening 9 Unlocking additional value from our core business ADLT rate increase Increasing coverage in biomarker states Deployment of AI tools across the business Not for reproduction or further distribution.

10 Ongoing support for Natera’s fetal RhD NIPT RhD study published in The Green Journal 1 Test demonstrated high performance metrics in largest study of its kind in the US with 100% sensitivity and 99.3% specificity Guideline support for fetal RhD NIPT ACOG support of testing for certain patients Expansion of commercial coverage One of the largest national payors issued new policy for fetal RhD NIPT 1. Gilstrop Thompson, et al. Clinical Validation of a Prenatal Cell - Free DNA Screening Test for Fetal RHD in a Large U.S. Cohort. Obstetric s & Gynecology 145(2):p 211 - 216, February 2025. Not for reproduction or further distribution.

11 2 prospective, multi - site studies of Prospera Novel studies in heart and kidney transplantation • Objective : assess dd - cfDNA in the treatment period after rejection • >580 kidney transplant patients | 28 sites • Patients monitored with Prospera at 2 - week intervals for 8 weeks following rejection, with clinical outcomes at 12 months PEDAL (Prospera Kidney) DEFINE (Prospera Heart) • Objective : a ssess the rates of clinical outcomes and their associations with dd - cfDNA • >100 patients | 10 sites • Patients monitored for 1 year with Prospera and endomyocardial biopsies with correlation to outcomes. Not for reproduction or further distribution.

12 Medicare coverage of Signatera for surveillance in lung cancer Key details Stage I - III NSCLC patients in the surveillance setting. Expands upon preexisting Medicare coverage for immunotherapy monitoring. Supported by peer - reviewed studies. Not for reproduction or further distribution. 1. Jiro Okami et al. JTO 2019. 2. Furuke , H. et al. Surg Today 2022. 3. Salvo EM et al. The Breast 2021 . Stage I NSCLC recurrence rates exceed stage II - III CRC & early - stage HR+/HER - Breast Cancer 1 - 3 0% 5% 10% 15% 20% 25% 30% Stage I NSCLC Stage II-III CRC Early-stage HR+/HER2- Breast 5 - year recurrence rate

NCCN strengthens guidance on ctDNA in colon cancer, rectal cancer, and merkel cell carcinoma

Merkel Cell Carcinoma[1]

Jan. 17, 2025

- Updated to include positive recommendation for ctDNA monitoring in surveillance
- Cites Signatera publication

Colon Cancer[2]

Feb. 7, 2025

- Updated to include ctDNA as a prognostic marker and high-risk factor for recurrence

Rectal Cancer[3]

Feb. 7, 2025

- Updated to include ctDNA as a prognostic marker and high-risk factor for recurrence

1. NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®) for Merkel Cell Carcinoma Version 1.2025. © National Comprehensive Cancer Network, Inc. 2025. All rights reserved. Accessed January 17, 2025.
2. NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®) for Colon Cancer Version 1.2025. © National Comprehensive Cancer Network, Inc. 2025. All rights reserved. Accessed February 7, 2025.
3. NCCN Clinical Practice Guidelines in Oncology (NCCN Guidelines®) for Rectal Cancer Version 1.2025. © National Comprehensive Cancer Network, Inc. 2025. All rights reserved. Accessed February 7, 2025.

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14 Readout of CALGB (Alliance)/SWOG 80702 at ASCO GI supports predictive nature of Signatera in Adjuvant CRC Study Highlights OS by ctDNA status and Celecoxib use Not for reproduction or further distribution. % without event 2 0 4 6 1 100 60 20 0 80 90 30 10 70 40 50 3 5 No Celecoxib Celecoxib No Celecoxib Celecoxib Time from randomization (years) Signatera - negative Signatera - positive • ACT + Celecoxib provided a significant benefit to Signatera - positive patients – 3 - year DFS: 41% v 22.6% (HR: 0.55) – Similar results were seen for OS (HR 0.58). • ACT + Celecoxib did not provide a benefit to Signatera - negative patients

Signatera harnesses the benefits of multiplex NGS PCR ( mPCR ) Extremely deep sequencing of targeted, high - quality variants versus shallower sequencing of a broader set of variants 15 Not for reproduction or further distribution. mPCR - NGS vs hybrid capture Targeted and deep vs wide and shallow Performance is based on more than just the number of targets: molecular biology approaches, variant selection techniques, calling algorithms Sequencing coverage: >100,000x per target

Signatera designed on Exome • Most extensively validated, adopted, and reimbursed MRD assay with leading clinical performance Signatera designed on Genome • Informed by Signatera clinical data • Now available for research and clinical use Tissue - free MRD (CRC) • Now available for research use • Clinical assay launch in mid - 2025 • Other tumor types to follow Complete product portfolio for MRD detection Tumor - informed 16 Not for reproduction or further distribution.

ASCO GI Readout 17 Promising Initial Readout From Early Cancer Detection 127 CRC Cases • 47% stage I/II 305 colonoscopy - screened negative controls Not for reproduction or further distribution. AA Performance New Data Over 3,000 asymptomatic colonoscopy - screened patients included in study • Ran 76 AA and 139 negative controls • Prospective protocol similar to an FDA study Sensitivity: 18% Specificity: 91% CRC Performance Stage I - IV Sensitivity: 95% Stage I - II Sensitivity: 92% Screen Detected Sensitivity: 91% 1 Specificity: 91% Prospective Asymptomatic Advanced Adenoma (AA) Study 1. Sensitivity for stage adjusted performance against Blue - C stage distribution

FY24 Q4 financial overview 1. Cash and investments also include cash equivalents and restricted cash. 2. This balance reflects net carrying value for the Convertible Senior Notes under ASC 470 - 20 while the gross principal amounts out standing is zero as of December 31, 2024 as all outstanding convertible senior notes were redeemed or converted on October 11, 2024. ($ in millions, except for per share data) Change Y/Y Dec 31, 2023 Dec 31, 2024 Balance sheet $89.3 $879.0 $968.3 Cash & investments 1 $ — $80.4 $80.4 UBS line of credit ($282.9) $282.9 $ — Convertible senior notes 2 Change Y/Y FY23 Q4 FY24 Q4 $165.6 $307.3 $472.9 Product revenues $0.6 $3.8 $3.2 Licensing and other revenues $165.0 $311.1 $476.1 Total revenues 11.5% 51.4% 62.9% Gross margin % $46.5 $83.0 $129.5 R&D $73.5 $161.4 $234.9 SG&A $0.24 ($0.65) ($0.41) Net loss per diluted share 18 Not for reproduction or further distribution.

Key drivers $ (millions) Guide Continued volume growth across all business units, conservative women’s health ASPs, strong oncology contribution $ 1,870 – $ 1,950 Revenue Conservative ASP assumptions, strong oncology growth 60% – 64 % Gross margin % revenue Expanded investments in sales channels to capitalize on leadership position $ 950 – $ 975 SG&A Significant push on new product launches, clinical trials intended to drive further guideline adoption $ 525 – $ 550 R&D Reinvesting cash flows into high ROIC R&D and commercial initiatives Positive Cash flow 2025 annual guidance 19 Not for reproduction or further distribution.

$1,697 $1,546 $1,910 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 2024 Revenue Less: True Ups 2024 Pro Forma 2025 Guide midpoint 20 ‘ 25 Guidance midpoin t implies 24% pro forma growth vs ‘24 • Strong volume growth across transplant, women’s health, oncology • Incremental ASP growth driven by operational improvements • Broader guideline adoption represents potential upside to guidance Annual revenues ($000) 24% 2025 Revenue drivers: $ 151 Not for reproduction or further distribution.

©202 5 Natera, Inc. All Rights Reserved. Not for reproduction or further distribution. ®